Accrued Expenses - Summary of Accrued Expenses (Detail) - USD ($) $ in Thousands	Jun. 30, 2022	Dec. 31, 2021	Dec. 31, 2020
Accrued Liabilities, Current [Abstract]
Inventory purchases	$ 3,468	$ 4,659	$ 6,285
Compensation and benefits	1,744	2,072	1,545
Advertising costs	3,527	2,363	1,936
Fulfillment costs	1,147	1,120	1,156
Sales taxes	1,537	1,812	1,999
Transaction costs	21,399	1,846
Other accrued expenses	8,008	6,779
Total accrued expenses	$ 40,830	$ 20,651	$ 19,810